AXA Equitable Holdings Financial Supplement Third Quarter 2019

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other 8 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Portfolio 24 Additional Information Deferred Policy Acquisition Costs Rollforward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures 29 Glossary of Selected Financial and Product Terms 32 Analyst Coverage, Ratings & Contact Information 33 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This financial supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-Q for the quarter ended September 30, 2019 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	For the Three Months Ended or As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended or As of 9/30/2018	9/30/2019	Change
Net income (loss)	$ (443)	$ 1,999	$ (709)	$ 430	$ (316)	28.7 %	$ 155	$ (595)	(483.9)%
Net income (loss) attributable to the noncontrolling interest	(53)	(61)	(66)	(67)	(68)	(28.3)%	(273)	(201)	26.4 %
Net income (loss) attributable to Holdings	$ (496)	$ 1,938	$ (775)	$ 363	$ (384)	22.6 %	$ (118)	$ (796)	(574.6)%
Non-GAAP Operating Earnings (1) (2)	$ 693	$ 504	$ 509	$ 559	$ 677	(2.3)%	$ 1,662	$ 1,745	5.0 %
Total equity attributable to Holdings	$ 12,411	$ 13,866	$ 13,143	$ 14,843	$ 14,936	20.3 %	$ 12,411	$ 14,936	20.3 %
Less: Accumulated other comprehensive income (loss)	(1,595)	(1,396)	(513)	876	1,468	192.0 %	(1,595)	1,468	192.0 %
Total equity attributable to Holdings (ex. AOCI)	$ 14,006	$ 15,262	$ 13,656	$ 13,967	$ 13,468	(3.8)%	$ 14,006	$ 13,468	(3.8)%
Return on Equity (ex. AOCI) - TTM	2.6%	12.5%	5.8%	7.2%	8.1%		2.6%	8.1%	
Non-GAAP Operating ROE (1) (3) (4)	15.6%	14.9%	15.2%	15.9%	16.0%		15.6%	16.0%	
Debt to capital:									
Debt to Capital	27.9%	26.3%	27.4%	24.6%	24.3%		27.9%	24.3%	
Debt to Capital (ex. AOCI)	25.5%	24.5%	26.6%	25.8%	26.3%		25.5%	26.3%	
Per share:									
Diluted earnings per share:									
Net income (loss) attributable to Holdings	$ (0.89)	$ 3.57	$ (1.50)	$ 0.74	$ (0.78)	12.0 %	$ (0.21)	$ (1.59)	(656.4)%
Non-GAAP Operating Earnings (1) (2)	$ 1.23	$ 0.93	$ 0.98	$ 1.14	$ 1.38	12.0 %	$ 2.96	$ 3.49	17.6 %
Book value per share	$ 22.22	$ 26.22	$ 26.77	$ 30.22	$ 30.53	37.4 %	$ 22.22	$ 30.53	37.4 %
Book value per share (ex. AOCI)	$ 25.08	$ 28.86	$ 27.81	$ 28.44	$ 27.53	9.8 %	$ 25.08	$ 27.53	9.8 %
Weighted-average common shares outstanding:									
Basic	560.2	543.3	518.0	491.1	490.4	(12.5)%	560.5	499.8	(10.8)%
Diluted	560.2	543.7	518.0	491.9	490.4	(12.5)%	560.5	499.8	(10.8)%
Ending common shares outstanding	558.5	528.9	491.0	491.1	489.2	(12.4)%	558.5	489.2	(12.4)%
Return to Stockholders:									
Common stock dividend	$ 73	$ 69	$ 68	$ 73	$ 74		$ 73	$ 215	
Repurchase of common shares	57	592	750	—	37		57	787	
Total capital returned to stockholders	$ 130	$ 661	$ 818	$ 73	$ 111		$ 130	$ 1,002	
Market Values:									
S&P 500	2,914	2,507	2,834	2,942	2,977	2.2 %	2,914	2,977	2.2 %
US 10-Year Treasury	3.1%	2.7%	2.4%	2.0%	1.7%		3.1%	1.7%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended September 30, 2019 would have been 16.1%. For additional information on the impact to the measure, see the "Additional Information" section herein.

(3) Calculated using Pro forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

(4) Prior periods before 6/30/19 reflect pro forma adjustments.

4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	For the Three Months Ended 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended 9/30/2018	9/30/2019	Change
Revenues									
Policy charges and fee income	$ 951	$ 943	$ 931	$ 941	$ 929	(2.3)%	$ 2,881	$ 2,801	(2.8)%
Premiums	269	271	283	280	284	5.6 %	823	847	2.9 %
Net derivative gains (losses)	(2,006)	2,057	(1,630)	(236)	(451)	77.5 %	(2,288)	(2,317)	(1.3)%
Net investment income (loss)	681	825	1,015	976	824	21.0 %	1,868	2,815	50.7 %
Investment gains (losses), net	(35)	(131)	(11)	(12)	199	668.6 %	45	176	291.1 %
Investment management and service fees	1,088	1,050	999	1,072	1,101	1.2 %	3,218	3,172	(1.4)%
Other income	135	140	127	139	142	5.2 %	376	408	8.5 %
Total revenues	1,083	5,155	1,714	3,160	3,028	179.6 %	6,923	7,902	14.1 %
Benefits and other deductions									
Policyholders' benefits	318	1,103	880	896	1,757	452.5 %	1,812	3,533	95.0 %
Interest credited to policyholders' account balances	278	273	304	314	304	9.4 %	817	922	12.9 %
Compensation and benefits	507	473	509	512	502	(1.0)%	1,606	1,523	(5.2)%
Commissions and distribution related payments	286	296	281	307	317	10.8 %	864	905	4.7 %
Interest expense	65	60	56	57	54	(16.9)%	171	167	(2.3)%
Amortization of deferred policy acquisition costs	(183)	158	198	177	85	146.4 %	174	460	164.4 %
Other operating costs and expenses	430	463	410	456	449	4.4 %	1,347	1,315	(2.4)%
Total benefits and other deductions	1,701	2,826	2,638	2,719	3,468	103.9 %	6,791	8,825	30.0 %
Income (loss) from operations, before income taxes	(618)	2,329	(924)	441	(440)	28.8 %	132	(923)	(799.2)%
Income tax (expense) benefit	175	(330)	215	(11)	124	(29.1)%	23	328	N/M
Net income (loss)	(443)	1,999	(709)	430	(316)	28.7 %	155	(595)	(483.9)%
Less: net (income) loss attributable to the noncontrolling interest	(53)	(61)	(66)	(67)	(68)	(28.3)%	(273)	(201)	26.4 %
Net income (loss) attributable to Holdings	$ (496)	$ 1,938	$ (775)	$ 363	$ (384)	22.6 %	$ (118)	$ (796)	(574.6)%
Adjustments related to:									
Variable annuity product features	$ 1,403	$ (1,898)	$ 1,540	$ 200	$ 1,444		$ 1,829	$ 3,184	
Investment gains (losses), net	36	130	11	12	(199)		(44)	(176)	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	33	24	24	24		182	72	
Other adjustments	51	69	40	89	78		229	207	
Income tax (expense) benefit related to above adjustments	(331)	350	(337)	(71)	(282)		(461)	(690)	
Non-recurring tax items	6	(118)	6	(58)	(4)		45	(56)	
Non-GAAP Operating earnings (1) (2)	$ 693	$ 504	$ 509	$ 559	$ 677		$ 1,662	$ 1,745	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended September 30, 2019 would have been 16.1%. For additional information on the impact to the measure, see the "Additional Information" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	Balances as of				
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Assets					
Total investments	$ 78,942	$ 81,333	$ 82,948	$ 86,901	$ 94,717
Cash and cash equivalents	4,777	4,469	5,129	4,734	4,471
Cash and securities segregated, at fair value	1,263	1,170	1,262	1,110	958
Broker-dealer related receivables	2,224	2,209	2,122	2,156	1,935
Deferred policy acquisition costs	6,736	6,745	6,018	6,080	5,787
Goodwill and other intangible assets, net	4,791	4,780	4,769	4,776	4,765
Amounts due from reinsurers	4,909	4,895	4,850	4,740	4,656
GMIB reinsurance contract asset, at fair value	1,375	1,732	1,740	1,896	2,452
Current and deferred income taxes	321	—	—	—	—
Other assets	3,124	3,127	3,787	3,760	3,882
Separate Accounts assets	125,989	110,337	120,194	122,444	121,023
Total assets	$ 234,451	$ 220,797	$ 232,819	$ 238,597	$ 244,646
Liabilities					
Policyholders' account balances	$ 50,066	$ 49,923	$ 52,197	$ 53,211	$ 56,719
Future policy benefits and other policyholders' liabilities	29,504	30,998	31,462	32,381	36,310
Broker-dealer related payables	491	431	494	443	519
Securities sold under agreements to repurchase	1,900	573	—	—	—
Customers related payables	2,781	3,095	2,999	2,686	2,381
Amounts due to reinsurers	1,415	1,438	1,372	1,390	1,387
Short-term and long-term debt	4,806	4,955	4,949	4,852	4,794
Income taxes payable	—	68	482	689	864
Other liabilities	3,485	3,360	3,781	3,856	3,833
Separate Accounts liabilities	125,989	110,337	120,194	122,444	121,023
Total liabilities	220,437	205,178	217,930	221,952	227,830
Redeemable noncontrolling interest	143	187	207	257	338
Equity					
Common stock	5	5	5	5	5
Additional paid-in capital	2,026	1,908	1,881	1,901	1,897
Treasury shares	(56)	(640)	(1,234)	(1,232)	(1,269)
Retained earnings	12,031	13,989	13,004	13,293	12,835
Accumulated other comprehensive income (loss)	(1,595)	(1,396)	(513)	876	1,468
Total equity attributable to Holdings	12,411	13,866	13,143	14,843	14,936
Noncontrolling interest	1,460	1,566	1,539	1,545	1,542
Total equity	13,871	15,432	14,682	16,388	16,478
Total liabilities, redeemable noncontrolling interest and equity	$ 234,451	$ 220,797	$ 232,819	$ 238,597	$ 244,646

6

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
	Balances as of				
Short-term and long-term debt:					
Short-term debt					
AB commercial paper	$ 398	$ 521	$ 540	$ 443	$ 303
AB revolving credit facility	—	25	—	—	80
Total short-term debt	398	546	540	443	383
Total long-term debt	4,408	4,409	4,409	4,409	4,411
Total short-term and long-term debt: [A]	$ 4,806	$ 4,955	$ 4,949	$ 4,852	$ 4,794
Equity:					
Common stock	$ 5	$ 5	$ 5	$ 5	$ 5
Additional paid-in capital	2,026	1,908	1,881	1,901	1,897
Treasury stock, at cost	(56)	(640)	(1,234)	(1,232)	(1,269)
Retained earnings	12,031	13,989	13,004	13,293	12,835
Accumulated other comprehensive income (loss)	(1,595)	(1,396)	(513)	876	1,468
Total equity attributable to Holdings	12,411	13,866	13,143	14,843	14,936
Noncontrolling interest	1,460	1,566	1,539	1,545	1,542
Total equity	$ 13,871	$ 15,432	$ 14,682	$ 16,388	$ 16,478
Total equity attributable to Holdings, ex. AOCI: [B]	$ 14,006	$ 15,262	$ 13,656	$ 13,967	$ 13,468
Capital:					
Total capitalization	$ 17,217	$ 18,821	$ 18,092	$ 19,695	$ 19,730
Total capitalization ex. AOCI: [A+B]	$ 18,812	$ 20,217	$ 18,605	$ 18,819	$ 18,262
Debt to capital:					
Debt to capital	27.9%	26.3%	27.4%	24.6%	24.3%
Debt to capital ex. AOCI	25.5%	24.5%	26.6%	25.8%	26.3%
Roll-forward of common shares outstanding (millions of shares):					
Beginning balance	561.0	558.5	528.9	491.0	491.0
Repurchases	(2.5)	(29.6)	(30.0)	—	(1.8)
Retirements	—	—	(8.1)	—	—
Issuances	—	—	0.2	0.1	—
Ending basic common shares outstanding	558.5	528.9	491.0	491.1	489.2
Total potentially dilutive shares	—	—	—	—	—
Ending common shares outstanding - maximum potential dilution	558.5	528.9	491.0	491.1	489.2

7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Three Months Ended September 30, 2019					
	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 538	$ 72	$ —	$ 503	$ 100	$ 1,213
Net investment income (loss)	287	148	5	242	120	802
Net derivative gains (losses)	175	1	—	(1)	3	178
Investment management, service fees and other income	186	51	867	59	80	1,243
Segment revenues	1,186	272	872	803	303	3,436
Benefits and other deductions						
Policyholders' benefits	391	—	—	355	185	931
Interest credited to policyholders' account balances	61	78	—	131	34	304
Commissions and distribution related payments	72	9	128	41	67	317
Amortization of deferred policy acquisition costs	10	5	—	56	(1)	70
Compensation, benefits and other operating costs and expenses	100	54	542	84	68	848
Interest expense and financing fees	—	—	2	—	59	61
Segment benefits and other deductions	634	146	672	667	412	2,531
Operating earnings (loss), before income taxes	552	126	200	136	(109)	905
Income Taxes	(95)	(22)	(38)	(23)	19	(159)
Operating earnings (loss), before noncontrolling interest	457	104	162	113	(90)	746
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	—	(69)
Operating earnings (loss)	$ 457	$ 104	$ 93	$ 113	$ (90)	$ 677

	Three Months Ended September 30, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 560	$ 70	$ —	$ 485	$ 103	$ 1,218
Net investment income (loss)	247	140	7	233	98	725
Net derivative gains (losses)	69	—	(6)	2	4	69
Investment Management, service fees and other income	194	52	850	55	76	1,227
Segment revenues	1,070	262	851	775	281	3,239
Benefits and other deductions						
Policyholders' benefits	312	3	—	515	208	1,038
Interest credited to policyholders' account balances	63	72	—	117	26	278
Commissions and distribution related payments	78	8	107	30	63	286
Amortization of deferred policy acquisition costs	5	(35)	—	(141)	(5)	(176)
Compensation, benefits and other operating costs and expenses	103	56	540	89	56	844
Interest Expense and Financing Fees	—	—	2	—	63	65
Segment benefits and other deductions	561	104	649	610	411	2,335
Operating earnings (loss), before income taxes	509	158	202	165	(130)	904
Income Taxes	(75)	(24)	(30)	(28)	23	(134)
Operating earnings (loss), before noncontrolling interest	434	134	172	137	(107)	770
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(76)	—	(1)	(77)
Operating earnings (loss)	$ 434	$ 134	$ 96	$ 137	$ (108)	$ 693

Notes:

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Nine Months Ended September 30, 2019					
Revenues						
Policy charges, fee income and premiums	$ 1,560	$ 206	$ —	$ 1,575	$ 307	$ 3,648
Net investment income (loss)	835	432	44	714	388	2,413
Net derivative gains (losses)	325	3	(29)	10	(2)	307
Investment Management, service fees and other income	546	149	2,485	178	222	3,580
Segment revenues	3,266	790	2,500	2,477	915	9,948
Benefits and other deductions						
Policyholders' benefits	926	1	—	1,226	555	2,708
Interest credited to policyholders' account balances	207	226	—	396	93	922
Commissions and distribution related payments	209	30	350	122	194	905
Amortization of deferred policy acquisition costs	168	27	—	156	(6)	345
Compensation, benefits and other operating costs and expenses	325	168	1,598	254	194	2,539
Interest expense and financing fees	—	—	9	—	170	179
Segment benefits and other deductions	1,835	452	1,957	2,154	1,200	7,598
Operating earnings (loss), before income taxes	1,431	338	543	323	(285)	2,350
Income Taxes	(245)	(58)	(100)	(55)	50	(408)
Operating earnings (loss), before noncontrolling interest	1,186	280	443	268	(235)	1,942
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(193)	—	(4)	(197)
Operating earnings (loss)	$ 1,186	$ 280	$ 250	$ 268	$ (239)	$ 1,745

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Nine Months Ended September 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 1,619	$ 204	$ —	$ 1,562	$ 317	$ 3,702
Net investment income (loss)	733	395	14	647	340	2,129
Net derivative gains (losses)	(52)	1	(4)	4	5	(46)
Investment Management, service fees and other income	573	145	2,592	166	199	3,675
Segment revenues	2,873	745	2,602	2,379	861	9,460
Benefits and other deductions						
Policyholders' benefits	608	3	—	1,343	568	2,522
Interest credited to policyholders' account balances	176	216	—	359	66	817
Commissions and distribution related payments	221	30	323	101	189	864
Amortization of deferred policy acquisition costs	99	(18)	—	105	(12)	174
Compensation, benefits and other operating costs and expenses	313	169	1,615	279	214	2,590
Interest Expense and Financing Fees	—	—	6	—	165	171
Segment benefits and other deductions	1,417	400	1,944	2,187	1,190	7,138
Operating earnings (loss), before income taxes	1,456	345	658	192	(329)	2,322
Income Taxes	(249)	(58)	(98)	(32)	60	(377)
Operating earnings (loss), before noncontrolling interest	1,207	287	560	160	(269)	1,945
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(286)	—	3	(283)
Operating earnings (loss)	$ 1,207	$ 287	$ 274	$ 160	$ (266)	$ 1,662

Notes

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

9

Assets Under Management and Administration Balances as of (in billions USD, except for AXA Headcount) 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 Assets Under Management AB AUM Total AB $ 550.4 $ 516.4 $ 554.7 $ 580.8 $ 592.4 Exclusion for General Account and other Affiliated Accounts (58.3) (61.5) (62.9) (66.8) (75.2) Exclusion for Separate Accounts (34.0) (32.4) (36.3) (37.0) (36.6) AB third party $ 458.1 $ 422.5 $ 455.5 $ 477.0 $ 480.6 Total company AUM AB third party $ 458.1 $ 422.5 $ 455.5 $ 477.0 $ 480.6 General Account and other Affiliated Accounts 83.7 85.8 88.1 91.6 99.2 Separate Accounts 126.0 110.3 120.2 122.4 121.0 Total AUM $ 667.8 $ 618.6 $ 663.8 $ 691.1 $ 700.8 Total Assets Under Administration (AUA) (1) $ 47.8 $ 43.9 $ 47.8 $ 50.1 $ 50.8 AXA Advisor Headcount Total Number of AXA Advisors (2) 4,544 4,722 4,410 4,360 4,330 Notes: (1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other. (2) Increased qualification requirements for retired advisors in the first quarter of 2019 resulting in a reduction of 233 advisors. 10

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	For the Three Months Ended 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended 9/30/2018	9/30/2019	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 2,062	8.7 %	$ 5,377	$ 6,034	12.2 %
Renewal premium and deposits	82	80	95	92	80	(2.6)%	247	267	8.2 %
Total Gross Premiums	$ 1,979	$ 2,011	$ 1,974	$ 2,185	$ 2,142	8.2 %	$ 5,624	$ 6,302	12.0 %
Group Retirement									
First year premiums and deposits	$ 344	$ 390	$ 329	$ 358	$ 332	(3.5)%	$ 1,038	$ 1,018	(1.9)%
Renewal premium and deposits	400	527	511	552	438	9.6 %	1,428	1,502	5.2 %
Total Gross Premiums	$ 744	$ 917	$ 840	$ 910	$ 770	3.5 %	$ 2,466	$ 2,520	2.2 %
Protection Solutions									
First year premiums and deposits	$ 105	$ 119	$ 111	$ 113	$ 113	7.7 %	$ 332	$ 337	1.6 %
Renewal premium and deposits	632	651	675	633	664	5.1 %	1,926	1,972	2.4 %
Total Gross Premiums	$ 737	$ 770	$ 786	$ 746	$ 777	5.4 %	$ 2,258	$ 2,309	2.3 %
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional (3)	$ 3.7	$ 3.4	$ 3.4	$ 5.5	$ 2.9	(21.6)%	$ 22.4	$ 11.7	(47.8)%
Retail (3)	12.6	15.1	16.4	18.8	21.1	67.5 %	39.2	56.4	43.9 %
Private Wealth Management	3.0	2.6	3.3	3.0	2.3	(23.3)%	11.0	8.6	(21.8)%
Firmwide Gross Sales	$ 19.3	$ 21.1	$ 23.1	$ 27.3	$ 26.3	36.3 %	$ 72.6	$ 76.7	5.6 %
Gross sales by investment service									
Equity Active (3)	$ 8.7	$ 8.3	$ 7.9	$ 8.8	$ 6.9	(20.7)%	$ 28.2	23.7	(16.0)%
Equity Passive (1) (3)	(0.1)	3.1	—	—	0.3	400.0 %	1.0	0.2	(80.0)%
Fixed Income - Taxable	7.3	6.6	11.5	13.1	16.2	121.9 %	21.0	40.8	94.3 %
Fixed Income - Tax-Exempt (3)	2.0	1.7	2.6	2.6	2.5	25.0 %	6.2	7.6	22.6 %
Fixed Income Passive (1)	—	—	—	.1	—	— %	—	0.1	100.0 %
Other (2)	1.4	1.4	1.1	2.8	0.4	(71.4)%	16.2	4.3	(73.5)%
Firmwide Gross Sales	$ 19.3	$ 21.1	$ 23.1	$ 27.3	$ 26.3	36.3 %	$ 72.6	$ 76.7	5.6 %

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for the nine months ended September 30, 2019 due to rounding.

11

Business Segments: Operating Earnings Results and Metrics 12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended or As of 9/30/2018	9/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 560	$ 505	$ 498	$ 524	$ 538	(3.9)%	$ 1,619	$ 1,560	(3.6)%
Net investment income (loss)	247	248	268	280	287	16.2 %	733	835	13.9 %
Net derivative gains (losses)	69	249	63	87	175	153.6 %	(52)	325	725.0 %
Investment management, service fees and other income	194	179	178	182	186	(4.1)%	573	546	(4.7)%
Segment revenues	1,070	1,181	1,007	1,073	1,186	10.8 %	2,873	3,266	13.7 %
Benefits and other deductions									
Policyholders' benefits	312	465	244	291	391	25.3 %	608	926	52.3 %
Interest credited to policyholders' account balances	63	53	62	84	61	(3.2)%	176	207	17.6 %
Commissions and distribution-related payments	78	70	66	71	72	(7.7)%	221	209	(5.4)%
Amortization of deferred policy acquisition costs	5	87	83	75	10	100.0 %	99	168	69.7 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	103	102	111	114	100	(2.9)%	313	325	3.8 %
Segment benefits and other deductions	561	777	566	635	634	13.0 %	1,417	1,835	29.5 %
Operating earnings (loss), before income taxes	509	404	441	438	552	8.4 %	1,456	1,431	(1.7)%
Income taxes	(75)	(56)	(71)	(79)	(95)	(26.7)%	(249)	(245)	1.6 %
Operating earnings (loss), before noncontrolling interest	434	348	370	359	457	5.3 %	1,207	1,186	(1.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss) (2)	$ 434	$ 348	$ 370	$ 359	$ 457	5.3 %	$ 1,207	$ 1,186	(1.7)%
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 1,615	$ 1,555	$ 1,557	$ 1,511	$ 1,534	(5.0)%	$ 1,615	$ 1,534	(5.0)%
Average capital - TTM: [B]	$ 7,043	$ 6,921	$ 6,881	$ 6,917	$ 7,180	2.0 %	$ 7,043	$ 7,180	2.0 %
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	22.9%	22.5%	22.6%	21.8%	21.4%		22.9%	21.4%	
Average Account Value	$ 104,429	$ 100,166	$ 98,543	$ 103,402	$ 104,143	(0.3)%	$ 104,584	$ 99,284	(5.1)%
Return on assets	1.88%	1.86%	1.87%	1.73%	1.76%		1.88%	1.85%	
Net flows									
Current Product Offering	$ 749	$ 718	$ 841	$ 845	$ 802	7.1 %	$ 2,195	$ 2,488	13.3 %
Fixed Rate	(1,007)	(1,047)	(929)	(937)	(925)	8.2 %	(3,064)	(2,791)	8.9 %
Net flows	$ (258)	$ (329)	$ (88)	$ (92)	$ (123)	52.4 %	$ (869)	$ (303)	65.2 %
First year premiums and deposits	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 2,062	8.7 %	$ 5,377	$ 6,034	12.2 %
In-force Policy Count by Product (in thousands):									
Fixed rate	380	376	370	365	360		380	360	
Current product offering	529	534	537	542	546		529	546	
Total	909	910	907	907	906		909	906	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Operating earnings for the three and nine months ended September 30, 2018 for the Individual Retirement segment would have been $431 million and $1.2 billion and Non-GAAP Operating ROC for the trailing twelve months ended September 30, 2019 would have been 21.5%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

13

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Nine Months Ended or As of	
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	9/30/2018	9/30/2019
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 1,064	$ 1,088	$ 1,106	$ 1,302	$ 1,305	$ 2,838	$ 3,713
Retirement Cornerstone	607	620	583	543	522	1,859	1,648
Investment Edge	133	134	110	152	146	403	408
Other	93	89	80	96	89	277	265
Total First Year Premiums	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 5,377	$ 6,034
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,209	$ 1,194	$ 1,239	$ 1,433	$ 1,483	$ 3,446	$ 4,155
ROP death benefit only	161	177	119	165	118	319	402
Total non-GMxB & ROP death benefit only	1,370	1,371	1,358	1,598	1,601	3,765	4,557
Floating rate GMxB	519	543	511	479	449	1,581	1,439
Fixed rate GMxB	8	17	10	16	12	31	38
Total First Year Premiums	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 2,062	$ 5,377	$ 6,034
Account Values							
General Account:							
Balance as of beginning of period	$ 20,470	$ 21,403	$ 20,631	$ 22,677	$ 23,455	$ 19,059	$ 20,631
Gross premiums	1,045	1,069	1,177	1,268	1,273	2,976	3,718
Surrenders, withdrawals and benefits	(515)	(577)	(473)	(501)	(474)	(1,428)	(1,448)
Net flows	530	492	704	767	799	1,548	2,270
Investment performance, interest credited and policy charges	403	(1,264)	1,342	469	155	796	1,966
Transfer to Corp & Other	—	—	—	(458)	—	—	(458)
Balance as of end of period	$ 21,403	$ 20,631	$ 22,677	$ 23,455	$ 24,409	$ 21,403	$ 24,409
Separate Accounts:							
Balance as of beginning of period	$ 82,643	$ 84,341	$ 73,958	$ 79,821	$ 80,852	$ 84,364	$ 73,958
Gross premiums	946	991	861	905	862	2,857	2,628
Surrenders, withdrawals and benefits	(1,734)	(1,812)	(1,653)	(1,764)	(1,784)	(5,274)	(5,201)
Net flows	(788)	(821)	(792)	(859)	(922)	(2,417)	(2,573)
Investment performance, interest credited and policy charges	2,486	(9,562)	6,655	1,890	(360)	2,394	8,185
Transfer to Corp & Other	—	—	—	—	—	—	—
Balance as of end of period	$ 84,341	$ 73,958	$ 79,821	$ 80,852	$ 79,570	$ 84,341	$ 79,570
Total:							
Balance as of beginning of period	$ 103,113	$ 105,744	$ 94,589	$ 102,498	$ 104,307	$ 103,423	$ 94,589
Gross premiums (1)	1,991	2,060	2,038	2,173	2,135	5,833	6,346
Surrenders, withdrawals and benefits	(2,249)	(2,389)	(2,126)	(2,265)	(2,258)	(6,702)	(6,649)
Net flows	(258)	(329)	(88)	(92)	(123)	(869)	(303)
Investment performance, interest credited and policy charges	2,889	(10,826)	7,997	2,359	(205)	3,190	10,151
Transfer to Corp & Other	—	—	—	(458)	—	—	(458)
Balance as of end of period	$ 105,744	$ 94,589	$ 102,498	$ 104,307	$ 103,979	$ 105,744	$ 103,979
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 5,508	$ 8,572	$ 7,791	$ 8,577	$ 9,980	$ 5,508	$ 9,980
Total GMDB NAR	17,584	23,273	20,048	19,697	20,399	17,584	20,399
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 6,391	$ 7,349	$ 7,846	$ 8,481	$ 11,433	$ 6,391	$ 11,433
GMDB Reserves	4,412	4,545	4,560	4,606	4,663	4,412	4,663
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 10,803	$ 11,894	$ 12,406	$ 13,087	$ 16,096	$ 10,803	$ 16,096

Notes:

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of						For the Nine Months Ended or As of		
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	9/30/2018	9/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 70	$ 67	$ 65	$ 69	$ 72	2.9 %	$ 204	$ 206	1.0 %
Net investment income (loss)	140	157	134	150	148	5.7 %	395	432	9.4 %
Net derivative gains (losses)	—	1	4	(2)	1	100.0 %	1	3	200.0 %
Investment management, service fees and other income	52	49	48	50	51	(1.9)%	145	149	2.8 %
Segment revenues	262	274	251	267	272	3.8 %	745	790	6.0 %
Benefits and other deductions									
Policyholder benefits	3	1	—	1	—	(100.0)%	3	1	(66.7)%
Interest credited to policyholders' account balances	72	74	73	75	78	8.3 %	216	226	4.6 %
Commissions and distribution-related payments	8	12	10	11	9	12.5 %	30	30	— %
Amortization of deferred policy acquisition costs	(35)	11	12	10	5	114.3 %	(18)	27	250.0 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	56	56	60	54	54	(3.6)%	169	168	(0.6)%
Segment benefits and other deductions	104	154	155	151	146	40.4 %	400	452	13.0 %
Operating earnings (loss), before income taxes	158	120	96	116	126	(20.3)%	345	338	(2.0)%
Income taxes	(24)	(18)	(15)	(21)	(22)	8.3 %	(58)	(58)	— %
Operating earnings (loss), before noncontrolling interest	134	102	81	95	104	(22.4)%	287	280	(2.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 134	$ 102	$ 81	$ 95	$ 104	(22.4)%	$ 287	$ 280	(2.4)%
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 377	$ 389	$ 394	$ 412	$ 382	N/M	$ 377	$ 382	1.3 %
Average capital - TTM: [B]	$ 1,210	$ 1,227	$ 1,256	$ 1,285	$ 1,310	N/M	$ 1,210	$ 1,310	8.3 %
Non-GAAP Operating ROC - TTM (1): [A/B]	31.2%	31.7%	31.3%	32.1%	29.2%		31.2%	29.2%	
Average Account Value	$ 35,113	$ 33,989	$ 33,739	$ 35,567	$ 36,059	2.7 %	$ 34,741	$ 34,231	(1.5)%
Return on assets	1.27%	1.37%	1.39%	1.38%	1.27%		1.29%	1.34%	
Net flows	$ (100)	$ (56)	$ 107	$ 164	$ (23)	77.4 %	$ 152	$ 248	63.3 %
Gross premiums	$ 744	$ 917	$ 840	$ 910	$ 770	3.5 %	$ 2,466	$ 2,520	2.2 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

15

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	For the Nine Months Ended or As of 9/30/2018	9/30/2019
Sales Metrics							
Gross premiums:							
First-year premiums	$ 344	$ 390	$ 329	$ 358	$ 332	$ 1,038	$ 1,018
Renewal premiums	400	527	511	552	438	1,428	1,502
Group Retirement premiums	$ 744	$ 917	$ 840	$ 910	$ 770	$ 2,466	$ 2,520
Gross premiums by market:							
Tax-exempt	$ 225	$ 267	$ 198	$ 223	$ 224	$ 644	$ 645
Corporate	111	113	123	122	93	366	337
Other	8	10	8	13	15	28	36
Total First Year Premiums	344	390	329	358	332	1,038	1,018
Tax-exempt	286	408	376	420	313	1,042	1,109
Corporate	77	76	87	82	83	243	252
Other	37	43	48	50	42	143	141
Total renewal premiums	400	527	511	552	438	1,428	1,502
Group Retirement premiums by market	$ 744	$ 917	$ 840	$ 910	$ 770	$ 2,466	$ 2,520
Account Values							
General Account:							
Balance as of beginning of period	$ 11,502	$ 11,587	$ 11,619	$ 11,752	$ 11,892	$ 11,319	$ 11,619
Gross premiums	290	339	305	321	340	832	965
Surrenders, withdrawals and benefits	(284)	(355)	(267)	(264)	(292)	(786)	(822)
Net flows	6	(16)	38	57	48	46	143
Investment performance, interest credited and policy charges	79	48	95	83	78	222	256
Balance as of end of period	$ 11,587	$ 11,619	$ 11,752	$ 11,892	$ 12,018	$ 11,587	$ 12,018
Separate Accounts:							
Balance as of beginning of period	$ 23,147	$ 23,989	$ 20,782	$ 23,325	$ 24,165	$ 22,587	$ 20,782
Gross premiums	454	578	535	589	430	1,634	1,555
Surrenders, withdrawals and benefits	(560)	(618)	(466)	(482)	(501)	(1,528)	(1,450)
Net flows	(106)	(40)	69	107	(71)	106	105
Investment performance, interest credited and policy charges	948	(3,167)	2,474	733	(51)	1,296	3,156
Balance as of end of period	$ 23,989	$ 20,782	$ 23,325	$ 24,165	$ 24,043	$ 23,989	$ 24,043
Total:							
Balance as of beginning of period	$ 34,649	$ 35,576	$ 32,401	$ 35,077	$ 36,057	$ 33,906	$ 32,401
Gross premiums	744	917	840	910	770	2,466	2,520
Surrenders, withdrawals and benefits	(844)	(973)	(733)	(746)	(793)	(2,314)	(2,272)
Net flows	(100)	(56)	107	164	(23)	152	248
Investment performance, interest credited and policy charges	1,027	(3,119)	2,569	816	27	1,518	3,412
Balance as of end of period	$ 35,576	$ 32,401	$ 35,077	$ 36,057	$ 36,061	$ 35,576	$ 36,062

16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended or As of 9/30/2018	9/30/2019	Change
Revenues									
Net investment income (loss)	$ 7	$ (24)	$ 24	$ 15	$ 5	(28.6)%	$ 14	$ 44	214.3 %
Net derivative gains (losses)	(6)	16	(20)	(9)	—	100.0 %	(4)	(29)	(625.0)%
Investment management, service fees and other income	850	817	776	842	867	2.0 %	2,592	2,485	(4.1)%
Segment Revenues	851	809	780	848	872	2.5 %	2,602	2,500	(3.9)%
Benefits and other deductions									
Commissions and distribution-related payments	107	104	106	116	128	19.6 %	323	350	8.4 %
Compensation, benefits and other operating costs and expenses	540	500	509	547	542	0.4 %	1,615	1,598	(1.1)%
Interest expense and financing fees	2	2	4	3	2	— %	6	9	50.0 %
Total benefits and other deductions	649	606	619	666	672	3.5 %	1,944	1,957	0.7 %
Operating earnings (loss), before income taxes	202	203	161	182	200	(1.0)%	658	543	(17.5)%
Income taxes	(30)	(24)	(29)	(33)	(38)	(26.7)%	(98)	(100)	(2.0)%
Operating earnings (loss), before noncontrolling interest	172	179	132	149	162	(5.8)%	560	443	(20.9)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(76)	(72)	(55)	(69)	(69)	9.2 %	(286)	(193)	32.5 %
Operating earnings (loss)	$ 96	$ 107	$ 77	$ 80	$ 93	(3.1)%	$ 274	$ 250	(8.8)%
Summary Metrics									
Adjusted operating margin (1)	29.7%	29.3%	24.1%	25.1%	27.5%		29.1%	25.7%	
Net flows (in billions USD)	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ 8.1		$ (8.8)	$ 18.7	
Total AUM (in billions USD)	$ 550.4	$ 516.4	$ 554.7	$ 580.8	$ 592.4		$ 550.4	$ 592.4	
Ownership Structure of AB									
Holdings and its subsidiaries	63.7%	63.6%	64.0%	63.7%	63.8%		63.7%	63.8%	
AB Holding	35.5%	35.6%	35.2%	35.6%	35.4%		35.5%	35.4%	
Unaffiliated holders	0.8%	0.8%	0.8%	0.7%	0.8%		0.8%	0.8%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
EQH economic interest	65.1%	65.2%	65.6%	65.2%	65.3%		65.1%	65.3%	
EQH average economic interest	65.0%	65.3%	65.6%	65.2%	65.3%		56.7%	65.2%	
Units of limited partnership outstanding (in millions)	268.6	268.9	267.2	268.8	268.2		268.6	268.2	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

17

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
	For the Three Months Ended or As of				
AUM Roll-forward					
Balance as of beginning of period	$ 539.8	$ 550.4	$ 516.4	$ 554.7	$ 580.8
Sales/new accounts	19.3	21.2	23.1	27.3	26.3
Redemptions/terminations	(13.3)	(19.7)	(18.2)	(16.1)	(18.6)
Cash flow/unreinvested dividends	(4.7)	(0.7)	(3.8)	(1.7)	0.4
Net long-term (outflows) inflows	1.3	0.8	1.1	9.5	8.1
Adjustments (1)	—	—	—	(0.9)	—
Market appreciation (depreciation)	9.3	(34.8)	37.2	17.5	3.5
Net change	10.6	(34.0)	38.3	26.1	11.6
Balance as of end of period	$ 550.4	$ 516.4	$ 554.7	$ 580.8	$ 592.4
Ending Assets by distribution channel					
Institutions	$ 257.0	$ 246.3	$ 256.6	$ 269.1	$ 272.9
Retail	196.3	180.8	201.9	214.5	222.5
Private Wealth Management	97.1	89.3	96.2	97.2	97.0
Total	$ 550.4	$ 516.4	$ 554.7	$ 580.8	$ 592.4
Ending Assets by investment service					
Equity					
Actively Managed	$ 155.9	$ 136.2	$ 155.1	$ 161.8	$ 159.9
Passively Managed (2)	56.0	50.2	55.8	57.4	56.8
Total Equity	$ 211.9	$ 186.4	$ 210.9	$ 219.2	$ 216.7
Fixed Income					
Actively Managed	$ 266.8	$ 261.4	$ 271.0	$ 285.1	$ 298.7
Passively Managed (2)	9.9	9.4	9.3	9.5	9.4
Total Fixed Income	276.7	270.8	280.3	294.6	308.1
Total Other (3)	61.8	59.2	63.5	67.0	67.6
Total	$ 550.4	$ 516.4	$ 554.7	$ 580.8	$ 592.4

Notes:

(1) Approximately $900 million of non-investment management fee earning taxable and tax-exempt money market assets were removed from assets under management during the second quarter of 2019.

(2) Includes index and enhanced index services.

(3) Includes certain multi-asset solutions and services and certain alternative investments.

18

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	For the Three Months Ended 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	For the Nine Months Ended or As of 9/30/2018	9/30/2019
Net Flows by Distribution Channel							
Institutions							
US (3)	$ (1.2)	$ 3.7	$ (3.1)	$ 1.0	$ 6.6	$ (7.5)	$ 4.6
Global and Non-US (3)	1.0	(2.7)	(1.6)	3.2	(5.1)	(3.5)	(3.6)
Total Institutions	$ (0.2)	$ 1.0	$ (4.7)	$ 4.2	$ 1.5	$ (11.0)	$ 1.0
Retail							
US (3)	$ 2.6	$ 2.9	$ 1.7	$ 0.5	$ 1.0	$ 3.8	$ 3.3
Global and Non-US (3)	(1.4)	(2.2)	3.6	5.4	6.4	(4.5)	15.3
Total Retail	$ 1.2	$ 0.7	$ 5.3	$ 5.9	$ 7.4	$ (0.7)	$ 18.6
Private Wealth							
US	$ (0.2)	$ (0.8)	$ 0.1	$ (0.5)	$ (0.6)	$ 0.8	$ (1.0)
Global and Non-US	0.5	(0.1)	0.4	(0.1)	(0.2)	2.1	0.1
Total Private Wealth	$ 0.3	$ (0.9)	$ 0.5	$ (0.6)	$ (0.8)	$ 2.9	$ (0.9)
Total Net Flows by Distribution Channel	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ (8.8)	$ 18.7
Net Flows by Investment Service							
Equity Active							
US (3)	$ 1.3	$ 1.6	$ (0.1)	$ 0.5	$ 0.6	$ 1.0	$ 1.1
Global and Non-US	1.6	—	1.1	0.5	(2.0)	8.2	(0.4)
Total Equity Active (3)	$ 2.9	$ 1.6	$ 1.0	$ 1.0	$ (1.4)	$ 9.2	$ 0.7
Equity Passive (1)							
US (3)	$ (1.1)	$ 2.7	$ (0.7)	$ (0.5)	$ (0.9)	$ (2.1)	$ (2.2)
Global and Non-US (3)	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.3)	(0.3)
Total Equity Passive (1)	$ (1.2)	$ 2.3	$ (0.8)	$ (0.6)	$ (1.1)	$ (2.4)	$ (2.5)
Fixed Income - Taxable							
US (3)	$ 0.5	$ 2.6	$ (2.1)	$ 0.9	$ 6.6	$ (5.7)	$ 5.3
Global and Non-US (3)	(1.0)	(6.0)	1.4	6.0	2.8	(10.3)	10.1
Total Fixed Income - Taxable (3)	$ (0.5)	$ (3.4)	$ (0.7)	$ 6.9	$ 9.4	$ (16.0)	$ 15.4
Fixed Income - Tax-Exempt							
US	$ 0.4	$ (0.8)	$ 0.9	$ 0.1	$ 1.0	$ 1.5	$ 2.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Taxable	$ 0.4	$ (0.8)	$ 0.9	$ 0.1	$ 1.0	$ 1.5	$ 2.0
Fixed Income - Passive (1)							
US	$ —	$ (0.3)	$ (0.1)	$ (0.1)	$ (0.1)	$ 0.3	$ (0.2)
Global and Non-US	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.5)
Total Fixed Income - Passive (1)	$ (0.1)	$ (0.4)	$ (0.4)	$ (0.2)	$ (0.2)	$ 0.2	$ (0.7)
Other (2)							
US (3)	$ 0.1	$ —	$ 0.8	$ 0.1	$ (0.2)	$ 2.2	$ 0.8
Global and Non-US (3)	(0.3)	1.5	0.3	2.2	0.6	(3.5)	3.0
Total Other (2)	$ (0.2)	$ 1.5	$ 1.1	$ 2.3	$ 0.4	$ (1.3)	$ 3.8
Total Net Flows by Investment Service	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ (8.8)	$ 18.7
Active vs. Passive Net Flows							
Actively Managed							
Equity (3)	$ 2.9	$ 1.6	$ 1.0	$ 1.0	$ (1.4)	$ 9.2	$ 0.7
Fixed Income (3)	(0.1)	(4.2)	0.2	7.0	10.4	(14.5)	17.4
Other (2)	(0.3)	1.4	1.0	2.2	0.3	(1.5)	3.5
Total (3)	$ 2.5	$ (1.2)	$ 2.2	$ 10.2	$ 9.3	$ (6.8)	$ 21.6
Passively Managed (1)							
Equity	$ (1.2)	$ 2.3	$ (0.8)	$ (0.6)	$ (1.1)	$ (2.4)	$ (2.5)
Fixed Income (3)	(0.1)	-0.4	(0.4)	(0.2)	(0.2)	0.2	(0.7)
Other (2)	0.1	0.1	0.1	0.1	0.1	0.2	0.3
Total (3)	$ (1.2)	$ 2.0	$ (1.1)	$ (0.7)	$ (1.2)	$ (2.0)	$ (2.9)
Total Active vs Passive Net Flows	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ 8.1	$ (8.8)	$ 18.7

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for the nine months ended September 30, 2019 due to rounding.

19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	Change	For the Nine Months Ended or As of 9/30/2018	9/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 485	$ 541	$ 542	$ 530	$ 503	3.7 %	$ 1,562	$ 1,575	0.8 %
Net investment income (loss)	233	254	224	248	242	3.9 %	647	714	10.4 %
Net derivative gains (losses)	2	1	10	1	(1)	(150.0)%	4	10	150.0 %
Investment management, service fees and other income	55	57	55	64	59	7.3 %	166	178	7.2 %
Segment revenues	775	853	831	843	803	3.6 %	2,379	2,477	4.1 %
Benefits and other deductions									
Policyholders' benefits	515	484	452	419	355	(31.1)%	1,343	1,226	(8.7)%
Interest credited to policyholders' account balances	117	122	138	127	131	12.0 %	359	396	10.3 %
Commissions and distribution-related payments	30	41	38	43	41	36.7 %	101	122	20.8 %
Amortization of deferred policy acquisition costs	(141)	61	50	50	56	139.7 %	105	156	48.6 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	89	101	95	75	84	(5.6)%	279	254	(9.0)%
Segment benefits and other deductions	610	809	773	714	667	9.3 %	2,187	2,154	(1.5)%
Operating earnings (loss), before income taxes	165	44	58	129	136	(17.6)%	192	323	68.2 %
Income taxes	(28)	(7)	(9)	(23)	(23)	17.9 %	(32)	(55)	(71.9)%
Operating earnings (loss), before noncontrolling interest	137	37	49	106	113	(17.5)%	160	268	67.5 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 137	$ 37	$ 49	$ 106	$ 113	(17.5)%	$ 160	$ 268	67.5 %
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 249	$ 197	$ 211	$ 329	$ 305	N/M	$ 249	$ 305	N/M
Average capital - TTM: [B]	$ 2,605	$ 2,656	$ 2,762	$ 2,870	$ 2,933	N/M	$ 2,605	$ 2,933	N/M
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	9.6%	7.4%	7.6%	11.5%	10.4%		9.6%	10.4%	
Benefit ratio	81.5%	71.0%	71.0%	64.8%	60.5%		71.5%	65.5%	
Gross written premiums	$ 737	$ 770	$ 786	$ 746	$ 777	5.4 %	$ 2,258	$ 2,309	2.3 %
Annualized premiums	$ 56	$ 67	$ 64	$ 63	$ 61	8.6 %	$ 179	$ 188	4.9 %
Total in-force face amount (in billions USD)	$ 443.0	$ 442.4	$ 442.7	$ 442.7	$ 442.3	(0.2)%	$ 443.0	$ 442.3	(0.2)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes after tax impact of certain one-time items between Q4 2017 and Q3 2018. For Q4 2017 the impact of one-time items excluded from Protection Solutions operating earnings is $535 million pre-tax and $359 million after tax, assuming a tax rate of 33%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

20

Protection Solutions - Select Operating Metrics For the Three Months Ended or As of For the Nine Months Ended or As of (in millions USD, unless otherwise indicated) 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 9/30/2018 9/30/2019 Sales Metrics First Year Premiums by Product Line: Universal Life $ 1 $ — $ — $ — $ 1 $ 3 $ 1 Indexed Universal Life 51 52 46 50 51 164 147 Variable Universal Life 40 54 47 43 42 122 132 Term 5 5 5 5 5 14 15 Employee Benefits 8 7 13 15 13 29 41 Other (1) — 1 — — 1 — 1 Total $ 105 $ 119 $ 111 $ 113 $ 113 $ 332 $ 337 Renewals by Product Line: Universal Life $ 237 $ 231 $ 225 $ 218 $ 239 $ 687 $ 682 Indexed Universal Life 55 58 70 59 60 166 189 Variable Universal Life 213 224 241 222 221 680 684 Term 114 121 121 117 125 362 363 Employee Benefits 7 10 12 12 14 14 38 Other (1) 6 7 6 5 5 17 16 Total 632 651 675 633 664 1,926 1,972 Total Gross Premiums $ 737 $ 770 $ 786 $ 746 $ 777 $ 2,258 $ 2,309 In-force Metrics In-force Face Amount by Product (2) (in billions): Universal Life (3) $ 57.0 $ 55.9 $ 55.1 $ 54.5 $ 53.8 $ 57.0 $ 53.8 Indexed Universal Life 22.0 22.9 23.6 24.3 24.9 22.0 24.9 Variable Universal Life (4) 128.0 127.3 127.4 127.1 126.8 128.0 126.8 Term 234.0 234.9 235.1 235.4 235.4 234.0 235.4 Whole Life 2.0 1.4 1.5 1.4 1.4 2.0 1.4 Total $ 443.0 $ 442.4 $ 442.7 $ 442.7 $ 442.3 $ 443.0 $ 442.3 In-force Policy Count by Product (2) (in thousands): Universal Life (3) 180 177 174 173 171 180 171 Indexed Universal Life 50 52 53 54 54 50 54 Variable Universal Life (4) 309 307 305 302 300 309 300 Term 335 333 331 329 326 335 326 Whole Life 19 19 19 18 18 19 18 Total 893 888 882 876 870 893 870 Protection Solutions Reserves General Account $ 17,564 $ 17,562 $ 17,731 $ 17,716 $ 17,819 $ 17,564 $ 17,819 Separate Accounts 13,055 11,393 12,572 12,903 12,804 13,055 12,804 Total $ 30,619 $ 28,955 $ 30,303 $ 30,619 $ 30,623 $ 30,619 $ 30,623 Notes: (1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed. (2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies. (3) Universal Life includes Guaranteed Universal Life. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. 21

Investments 22

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	December 31, 2018		September 30, 2019	
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio				
Fixed maturities, available-for-sale, at fair value	$ 46,279	53.9%	$ 66,300	66.8%
Mortgage loans on real estate	11,835	13.8%	12,022	12.1%
Policy loans	3,779	4.4%	3,750	3.8%
Real estate held for the production of income	52	0.1%	27	—%
Other equity investments	1,334	1.6%	1,330	1.3%
Other invested assets	2,037	2.4%	2,349	2.4%
Subtotal investment assets	65,316	76.1%	85,778	86.5%
Trading securities	16,017	18.7%	8,939	9.0%
Total investments	81,333	94.8%	94,717	95.5%
Cash and cash equivalents	4,469	5.2%	4,471	4.5%
Total	$ 85,802	100.0%	$ 99,188	100.0%
General Account Fixed maturities by industry (Based on amortized cost)				
Corporate securities:				
Finance	$ 6,343	13.7%	$ 11,388	18.5%
Manufacturing	9,123	19.6%	12,808	20.8%
Utilities	4,413	9.5%	5,074	8.2%
Services	4,317	9.3%	6,563	10.6%
Energy	2,347	5.1%	3,791	6.1%
Retail and wholesale	2,163	4.7%	3,467	5.6%
Transportation	1,357	2.9%	1,825	3.0%
Other	171	0.4%	169	0.3%
Total corporate securities	30,234	65.1%	45,085	73.1%
U.S. government and agency	13,989	30.1%	14,271	23.1%
Residential mortgage-backed (2)	225	0.5%	199	0.3%
Preferred stock	448	1.0%	407	0.7%
State & municipal	415	0.9%	623	1.0%
Foreign governments	524	1.1%	487	0.8%
Asset-backed securities	612	1.3%	612	1.0%
Total	$ 46,447	100.0%	$ 61,684	100.0%
General Account Fixed maturities credit quality (3) (Based on amortized cost)				
Aaa, Aa, A (NAIC Designation 1)	$ 30,805	66.3%	$ 41,722	67.6%
Baa (NAIC Designation 2)	14,541	31.3%	18,663	30.3%
Investment grade	45,346	97.6%	60,385	97.9%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,101	2.4%	1,299	2.1%
Total	$ 46,447	100.0%	$ 61,684	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.

(2) Includes publicly traded agency pass-through securities and collateralized obligations.

(3) Credit quality based on NAIC rating.

23

Consolidated Results of General Account Investment Portfolio

(in millions USD, unless otherwise indicated)	For the Nine Months Ended or As of				Year Ended or As of	
	September 30, 2018		September 30, 2019		December 31, 2018	
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:						
Income (loss)	3.83 %	$ 1,280	3.78 %	$ 1,486	3.86 %	$ 1,732
Ending assets		44,212		61,684		46,447
Mortgages:						
Income (loss)	4.19 %	362	4.37 %	397	4.26 %	494
Ending assets		12,070		12,022		11,835
Real Estate Held for Production of Income:						
Income (loss)	(4.35)%	(6)	(3.85)%	(2)	(5.29)%	(6)
Ending assets		54		27		52
Other Equity Investments:						
Income (loss)	8.69 %	85	7.36 %	75	10.08 %	133
Ending assets		1,325		1,461		1,354
Policy Loans:						
Income	5.62 %	159	5.57 %	157	5.71 %	215
Ending assets		3,739		3,750		3,779
Cash and Short-term Investments:						
Income	0.72 %	25	0.04 %	1	0.49 %	21
Ending assets		3,788		2,071		3,332
Repurchase and Funding Agreements:						
Interest expense and other		(76)		(76)		(104)
Ending (liabilities)		(4,891)		(6,510)		(4,561)
Total invested Assets:						
Income	3.99 %	1,829	3.98 %	2,038	4.06 %	2,485
Ending assets		60,297		74,505		62,238
Short Duration Fixed Maturities:						
Income (loss)	2.37 %	232	3.09 %	251	2.49 %	333
Ending assets		14,084		8,030		14,818
Total Net Investment Income:						
Investment income	3.71 %	2,061	3.86 %	2,289	3.78 %	2,818
Less: investment fees	(0.08)%	(44)	(0.08)%	(48)	(0.08)%	(62)
Investment income, net	3.63 %	$ 2,017	3.78 %	$ 2,241	3.70 %	$ 2,756
General Account Ending Net Assets		$ 74,381		$ 82,535		$ 77,056
Operating Earnings adjustments:						
Repurchase and Funding Agreements interest expense		76		76		104
AB and other non-General Account investment income		36		96		2
Operating Net investment income (loss)		$ 2,129		$ 2,413		$ 2,862

Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

24

Additional Information 25

Deferred Policy Acquisition Costs Rollforward

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Nine Months Ended or As of	
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	9/30/2018	9/30/2019
TOTAL							
Beginning balance	$ 6,285	$ 6,736	$ 6,745	$ 6,018	$ 6,080	$ 5,919	$ 6,745
Capitalization of commissions, sales and issue expenses	180	190	173	189	182	512	544
Amortization	183	(159)	(198)	(177)	(85)	(174)	(460)
Change in unrealized investment gains and losses	88	(22)	(702)	50	(390)	479	(1,042)
Ending balance	$ 6,736	$ 6,745	$ 6,018	$ 6,080	$ 5,787	$ 6,736	$ 5,787
Individual Retirement							
Beginning balance	$ 3,089	$ 3,171	$ 3,229	$ 3,212	$ 3,191	$ 2,988	$ 3,229
Capitalization of commissions, sales and issue expenses	107	113	100	116	111	295	327
Amortization	(3)	(83)	(144)	(115)	(23)	(100)	(282)
Change in unrealized investment gains and losses	(22)	28	27	(22)	(38)	(12)	(33)
Ending balance	$ 3,171	$ 3,229	$ 3,212	$ 3,191	$ 3,241	$ 3,171	$ 3,241
Group Retirement							
Beginning balance	$ 578	$ 640	$ 657	$ 650	$ 664	$ 518	$ 657
Capitalization of commissions, sales and issue expenses	21	26	23	26	22	65	71
Amortization	37	(9)	(12)	(10)	(7)	19	(29)
Change in unrealized investment gains and losses	4	—	(18)	(2)	(5)	38	(25)
Ending balance	$ 640	$ 657	$ 650	$ 664	$ 674	$ 640	$ 674
Protection Solutions							
Beginning balance	$ 2,471	$ 2,757	$ 2,706	$ 2,061	$ 2,185	$ 2,352	$ 2,706
Capitalization of commissions, sales and issue expenses	51	51	50	47	49	152	146
Amortization	143	(60)	(49)	(50)	(56)	(101)	(155)
Change in unrealized investment gains and losses	92	(42)	(646)	127	(322)	354	(841)
Ending balance	$ 2,757	$ 2,706	$ 2,061	$ 2,185	$ 1,856	$ 2,757	$ 1,856
Corporate and Other							
Beginning balance	$ 147	$ 168	$ 153	$ 95	$ 40	$ 61	$ 153
Capitalization of commissions, sales and issue expenses	1	—	—	—	—	—	—
Amortization	6	(7)	7	(2)	1	8	6
Change in unrealized investment gains and losses	14	(8)	(65)	(53)	(25)	99	(143)
Ending balance	$ 168	$ 153	$ 95	$ 40	$ 16	$ 168	$ 16

26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE and, for certain prior periods, Pro forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure’s treatment of the impact of timing differences on the amortization of DAC resulting from market value adjustments for our SCS variable annuity product. As a result of this modification, the amortization of DAC for our SCS product included in Non-GAAP Operating Earnings was changed to be determined based on our SCS product's gross profits included in Non-GAAP Operating Earnings, consistent with both our exclusion from Non-GAAP Operating Earnings of other items that are distortive to the underlying drivers of our financial performance on a consolidated basis and with industry practice. Our presentation of Non-GAAP Operating Earnings in prior periods was not revised to reflect this modification, however, had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, SCS-related DAC amortization excluded from Non-GAAP Operating Earnings would have been $52 million, $17 million and $4 million lower during the first, second and third quarters of 2018, respectively, and $17 million higher during the fourth quarter of 2018. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: Items related to variable annuity product features, which include certain changes in the fair value of the derivatives and other securities we use to hedge these features, the effect of • benefit ratio unlock adjustments and changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization; Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation • allowances; Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit • obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and the impact of the Tax • Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use the prevailing corporate federal income tax rate of 21%, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. 27

Use of Non-GAAP Financial Measures Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Non- GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Pro forma Non-GAAP Operating ROE by dividing Pro forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding. 28

Reconciliation of Non-GAAP Measures (1/3) For the Three Months Ended or As of For the Nine Months Ended or As of (in millions USD, unless otherwise indicated) 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 9/30/2018 9/30/2019 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ (496) $ 1,938 $ (775) $ 363 $ (384) $ (118) $ (796) Adjustments related to: Variable annuity product features 1,403 (1,898) 1,540 200 1,444 1,829 3,184 Investment gains (losses), net 36 130 11 12 (199) (44) (176) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 24 33 24 24 24 182 72 Other adjustments (1) 51 69 40 89 78 229 207 Income tax (expense) benefits related to above adjustments (409) 350 (337) (71) (282) (461) (690) Non-recurring tax items 84 (118) 6 (58) (4) 45 (56) Non-GAAP Operating earnings (loss) (2) $ 693 $ 504 $ 509 $ 559 $ 677 $ 1,662 $ 1,745 Net income (loss) attributable to Holdings $ (0.89) $ 3.57 $ (1.50) $ 0.74 $ (0.78) $ (0.21) $ (1.59) Adjustments related to: Variable annuity product features 2.50 (3.49) 2.97 0.41 2.94 3.26 6.36 Investment gains (losses), net 0.06 0.24 0.02 0.02 (0.40) (0.08) (0.35) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.04 0.06 0.05 0.05 0.05 0.32 0.14 Other adjustments (1) 0.10 0.13 0.08 0.18 0.15 0.41 0.42 Income tax (expense) benefit related to above adjustments (0.73) 0.64 (0.65) (0.14) (0.57) (0.82) (1.38) Non-recurring tax items 0.15 (0.22) 0.01 (0.12) (0.01) 0.08 (0.11) Non-GAAP Operating earnings (2) $ 1.23 $ 0.93 $ 0.98 $ 1.14 $ 1.38 $ 2.96 $ 3.49 Book Value per share Book Value per Share $ 22.22 $ 26.22 $ 26.77 $ 30.22 $ 30.53 $ 22.22 $ 30.53 Less: Per share impact of AOCI (2.86) (2.64) (1.04) 1.78 3.00 (2.86) 3.00 Book value per share (ex. AOCI) $ 25.08 $ 28.86 $ 27.81 $ 28.44 $ 27.53 $ 25.08 $ 27.53 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) "Other adjustments" includes separation costs of $39 million, $66 million, $121 million and $160 million for the three and nine months ended September 30, 2019 and 2018, respectively. (2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the three and nine months ended September 30, 2018 would have been $690 million and $1.6 billion or $1.22 and $2.86 per diluted share basis. 29

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) As of and for the Twelve Months Ended 9/30/2018	12/31/2018	3/31/2019	As of and for the Twelve Months Ended 6/30/2019	9/30/2019
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 782	$ 2,154	$ 1,108	$ —	$ —
Adjustments related to:					
Pro forma adjustments before income tax (1)	(75)	(34)	(6)	—	—
Income tax impact	(12)	(6)	(1)	—	—
Pro forma adjustments, net of income tax	(87)	(40)	(7)	—	—
Pro forma Net income (loss)	695	2,114	1,101	—	—
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(315)	(285)	(270)	—	—
Pro forma Net income (loss) attributable to Holdings	$ 380	$ 1,829	$ 831	$ —	$ —
Net Income to Non-GAAP Operating Earnings					
Net income (loss) attributable to Holdings	$ 380	$ 1,829	$ 831	$ 1,030	$ 1,142
Adjustments related to:					
Variable annuity product features	2,201	(70)	1,295	1,245	1,286
Investment (gains) losses	116	86	201	189	(46)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	216	215	107	105	105
Other adjustments	284	299	244	249	276
Income tax (expense) benefits related to above adjustments	(662)	(111)	(396)	(389)	(340)
Non-recurring tax items	61	(73)	(94)	(164)	(174)
Non-GAAP Operating Earnings (2)	$ 2,596	$ 2,175	$ 2,188	$ 2,265	$ 2,249
Return on Equity Reconciliation					
Net income (loss) attributable to Holdings	$ 380	$ 1,829	$ 831	$ 1,030	$ 1,142
Average equity attributable to Holdings excluding AOCI	$ 14,352	$ 14,610	$ 14,400	$ 14,223	$ 14,088
Return on Equity	2.6%	12.5%	5.8%	7.2%	8.1%
Non-GAAP Operating Earnings (2)	$ 2,596	$ 2,175	$ 2,188	$ 2,265	$ 2,249
Average equity attributable to Holdings excluding AOCI	$ 14,352	$ 14,610	$ 14,400	$ 14,223	$ 14,088
Non-GAAP Operating Return on Equity (3)	18.1%	14.9%	15.2%	15.9%	16.0%
Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items	$ 2,237	$ —	$ —	$ —	$ —
Average equity attributable to Holdings excluding AOCI	$ 14,352	$ —	$ —	$ —	$ —
Non-GAAP Operating Return on Equity excluding Q4 2017 non-recurring items	15.6%	—%	—%	—%	—%

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the trailing twelve months ended September 30, 2019 would have been $2.3 billion.

(3) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended September 30, 2019 would have been 16.1%.

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Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) Balances as of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Balances as of 6/30/2019	9/30/2019
Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings	$ 13,421	$ 13,547	$ 13,364	$ 12,411	$ 13,866	$ 13,143	$ —	$ —
Pro forma adjustments (1)	702	3	—	—	—	—	—	—
Total equity attributable to Holdings	14,123	13,550	13,364	12,411	13,866	13,143	14,843	14,936
Less: Accumulated other comprehensive income (loss)	(108)	(946)	(1,310)	(1,595)	(1,396)	(513)	876	1,468
Total equity attributable to Holdings excluding AOCI	$ 14,231	$ 14,496	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967	$ 13,468
Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings		$ 12,932	$ 13,182	$ 13,186	$ 13,297	$ 13,196	$ —	$ —
Pro forma adjustments (1)		220	399	176	1	—	—	—
Total equity attributable to Holdings		13,152	13,582	13,362	13,298	13,196	13,566	14,197
Less: Accumulated other comprehensive income (loss)		(433)	(677)	(990)	(1,312)	(1,204)	(657)	109
Total equity attributable to Holdings excluding AOCI		$ 13,585	$ 14,259	$ 14,352	$ 14,610	$ 14,400	$ 14,223	$ 14,088

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended December 31, 2017, which is calculated using an annual two-point average.

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Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Average Account Value - Calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two. Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98). Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Gross premiums - FYP and Renewal premium and deposits. Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value. Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings, excluding Accumulated Other Comprehensive Income (“AOCI”), divided by average equity attributable to Holdings. Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period. 32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Ian Ryave	1 (646) 855-2926
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**12/17/2018**	**7/19/2019**	**8/26/2019**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	bbb+	BBB+	Baa2
Alliance Bernstein (1)	—	A/Stable/A-1	A2

Investor and Media Contacts

Contact Investor Relations

Jessica Baehr
(212) 314-2476

Dan Woodrow
(212) 314-2036

IR@axa-equitable.com
ir.axaequitableholdings.com

Contact Media Relations

Matt Asensio
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:

(1) Last review dates: S&P as of 10/3/2019, Moody's as of 7/26/2019.

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